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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933. as amended, a Registration Statements on Form S-3 in connection with the registration by the Corporation of up to $2 billion of securities pursuant to a universal shelf; and

         WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lydell L. Christensen, Margaret G. Gill, Sam Ginn, Mohan S. Gyani, and Arun Sarin, and each of them, his/her attorneys for him/her in his stead, in each of his/her offices and capacities as an officer, director, or both of the Corporation, to sign and to file with the SEC such Registration Statements on Form S-3, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and grants to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with the registration of the aforesaid securities.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his/her hand this 31st day of July, 1995.

DIRECTORS

 /s/  Carol A. Bartz                    /s/  C. Lee Cox
----------------------------           --------------------------------
Carol A. Bartz                         C. Lee Cox
Director                               Vice Chairman of the Board,
                                        President, Domestic Wireless Businesses

/s/  Donald G. Fisher                   /s/  Sam Ginn
----------------------------           --------------------------------
Donald G. Fisher                       Sam Ginn
Director                               Chairman of the Board,
                                        Chief Executive Officer

 /s/  James R. Harvey                   /s/  Paul Hazen
----------------------------           --------------------------------
James R. Harvey                        Paul Hazen
Director                               Director

/s/  Arthur Rock                        /s/  Arun Sarin
----------------------------           --------------------------------
Arthur Rock                            Arun Sarin
Director                               Vice Chairman of the Board

 /s/  George P. Schulz                  /s/  Charles R. Schwab
----------------------------           --------------------------------
George P. Schulz                       Charles R. Schwab
Director                               Director